UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

October 29, 2020

INTEC PHARMA LTD.

(Exact name of registrant as specified in its charter)

Israel	001-37521	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

12 Hartom St. Har Hotzvim
Jerusalem, Israel	9777512
(Address of principal executive offices)	(Zip Code)

+ 972-2-586-4657
(Registrant’s telephone number, including area code) (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Ordinary Shares, no, par value	NTEC	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Item 3.03 Material Modification to Rights of Security Holders.

To the extent required by Item 3.03 of Form 8-K, the information contained in Item 5.03 of this report is incorporated herein by reference.

Item 5.03 Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year.

As previously disclosed, on July 15, 2020, Intec Pharma Ltd. (the “Company”) held its annual meeting of shareholders (the “Annual Meeting”). At the Annual Meeting, the shareholders approved, among other things, a proposal to grant discretionary authority to the Company’s board of directors (the “Board”), to approve amendments to the Company’s Articles of Association to effect a reverse share split of the Company’s ordinary shares at a ratio with the range from 1-for-5 to 1-for-25, to be effective at the ratio and on a date to be determined by the Board in its sole discretion.

The Board subsequently approved a 1-for-20 reverse share split of the Company’s issued and outstanding ordinary shares (the “Reverse Share Split”), and the Reverse Share Split will become effective after the close of trading on October 29, 2020. The Company’s ordinary shares will begin trading on the Nasdaq on a split-adjusted basis when the market opens on October 30, 2020.

When the Reverse Share Split becomes effective, every 20 of the Company’s issued and outstanding ordinary shares will automatically combine into one ordinary share. In addition, proportionate adjustments will be made to the exercise prices of the Company’s outstanding options, warrants and pre-funded warrants and to the number of shares issuable under the Company’s existing option plans. Any fraction of an ordinary share that would otherwise have resulted from the Reverse Share Split will be rounded up to the next whole number.

Additionally, effective at the same time as the Reverse Share Split, the total number of ordinary shares the Company is authorized to issue will change from 350,000,000 shares to 17,500,000 shares, no par value. A copy of the Company’s Articles of Association, as amended on October 29, 2020, reflecting this change is attached hereto as Exhibit 3.1 and is incorporated herein by reference.

The Company’s ordinary shares will continue to trade on the Nasdaq Capital Market under the symbol “NTEC.” The new CUSIP number for ordinary shares following the Reverse Share Split will be M53644148.

VStock Transfer, LLC, the Company’s transfer agent, will act as the exchange agent for the Reverse Share Split.

For more information about the Reverse Stock Split, see the Company’s definitive proxy statement filed with the Securities and Exchange Commission on June 8, 2020, the relevant portions of which are incorporated herein by reference.

Item 8.01 Other Events.

On October 29, 2020, the Company announced the 1-for-20 Reverse Share Split that is scheduled to become effective after trading closes on October 29, 2020. A copy of the press release announcing these events is attached as Exhibit 99.1 to this Current Report on Form 8-K and is hereby incorporated by reference herein.

Item 9.01. Financial Statement and Exhibits.

(d) Exhibits.

Exhibit No.	Description
3.1	Articles of Association, as amended on October 29, 2020
99.1	Press release dated October 29, 2020

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 29, 2020

INTEC PHARMA LTD.

By:	/s/ Nir Sassi
Nir Sassi
Chief Financial Officer

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